AVAYA 2015 ANALYST & INVESTOR MEETING November 12, 2015 Exhibit 99.1

© 2015 Avaya Inc. All rights reserved. 2 FORWARD LOOKING STATEMENTS Certain statements contained in this presentation are forward-looking statements, including statements regarding our future financial and operating performance, particularly our guidance regarding Q1 and full FY 16 results, planned and unrealized future savings and FY 16 expected cash savings, as well as statements regarding our future growth plans and drivers. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," “opportunity," "potential," "predict," "should" or "will" or other similar terminology. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. Forward looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, including the timing of sales and revenue recognition, our ability to realize the benefits of cost savings initiatives, competitive factors, changes in technology and our high degree of leverage. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to our filings with the SEC that are available at www.sec.gov and in particular, our 2014 Form 10-K filed with the SEC on November 26, 2014 under the heading “Item 1A Risk Factors”. We disclaim any intention or obligation to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. This presentation should be read in conjunction with our Form 8-K filed with the SEC on November 12, 2015. Within this presentation, we refer to certain non‐GAAP financial measures that involve adjustments to GAAP measures. Reconciliations between our non-GAAP financial measures and GAAP financial measures are included In our prior filings with the SEC and in our earnings press release issued November 11, 2015. Amounts shown as EBITDA, represent Avaya's adjusted EBITDA as calculated in our reconciliations. Unless otherwise indicated, the following slides include preliminary, unaudited financial and other information that is subject to change, including but not limited to fourth quarter and full year financial results for FY‘15. In addition, other information including but not limited to total demand under contract, professional service backlog normalization, revenue breakdown by segment and revenue by delivery method are all unaudited measures prepared by management that have not been reviewed by our outside auditors. These slides, as well as current and historical financial data are available on our web site at www.avaya.com/investors. None of the information included on the website is incorporated by reference in this presentation. Other than in certain instances, historical amounts presented reflect the sale of ITPS.

© 2015 Avaya Inc. All rights reserved. 3 AGENDA Kevin Kennedy President & CEO Business Update Pierre-Paul Allard SVP, Sales Customer Success Dave Vellequette SVP, CFO Recent Results & Revenue Insight Jim Chirico EVP, Business Ops Operational Optimization Dave Vellequette SVP, CFO FY‘16 EBITDA Outlook Gary Barnett SVP, GM of UC/CC Product Demonstrations

4 © 2015 Avaya Inc. All rights reserved. BUSINESS UPDATE Kevin Kennedy President and Chief Executive Officer

© 2015 Avaya Inc. All rights reserved. 5 What You Now Know About Avaya KEY INVESTOR DAY TAKEAWAYS Reinvented: approaching 75% of revenue from software and services 1 Increasingly strong competitive position 2 Demand stabilized and key investments are focused on growing markets 3 Demonstrated EBITDA margin expansion: up >700 basis points since Q4 FY‘10 to 24% in Q4 FY‘15 as reported 4 At $4.0B revenue, FY‘16 EBITDA $1,000M – $1,025M & cash requirements ≤$870M 5 Note: FY‘16 EBITDA range assumes exchange rates as of 11/10/15.

A SOFTWARE AND SERVICES COMPANY

Demonstrated transformation

	Annualized Revenue Run Rate	Annualized Revenue per Employee	Product Gross Margin (%)	Services Gross Margin (%)	Total Gross Margin (%)	EBITDA (%)	Software & Services % of Revenue	Net Promoter Score	New Customer Acquisition
Q4 FY'15	$4.0B	$342K	65%	59%	62%	24+%	72%+	56	~17%
Q4 FY'10	$5.2B	$270K	52%	45%	49%	16+%	63%	<20	<10%

- Relentless focus on operational improvement
- Performance approaching parity with software & services benchmarks
- Evolving consultative services mix with trend towards OpEx and Cloud models
- Growing in key investment areas

Note: All amounts as reported; revenue per employee based on year end headcount.

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© 2015 Avaya Inc. All rights reserved. 7 TECHNOLOGY AND BUSINESS TRANSFORMATION Then (Q4 FY‘10)  Hardware-centric mindset  Legacy telecom sales force  Legacy product portfolio  Large enterprise focus  Concentrated customers  Single-channel, voice  Limited networking presence  Limited cloud presence Now (Q4 FY‘15)  Software and services company  Modernized Go-to-Market  Revamped and expanded product portfolio  Enterprise and midmarket  Broad customer base  Omnichannel  Technology leading fabric networks  Private and public cloud Smaller, agile, more efficient, software & services oriented $4.0B Annualized Revenue @ 24%+ EBITDA Legacy, inefficient, hardware-focused $5.2B Annualized Revenue @ 16%+ EBITDA

© 2015 Avaya Inc. All rights reserved. 8 UC CC Install Customer Care AVAYA THEN AND NOW The specialists in open, mobile enterprise engagement • Broader product portfolio • Software orientation • Added midmarket focus Fabric Networking Team Engagement Fabric Networking Solutions G lo ba l S er vic es Engagement Environment Customer Engagement Solutions Team Engagement Solutions 3rd Party Business Applications Partner Enablem ent Mobility Cloud Customer Engagement • Services-led approach • Longer contract lengths • Shift to cloud Professional Services Text Chat Application Sharing Customer Care Avaya Private Cloud Services PRODUCTS SERVICES

© 2015 Avaya Inc. All rights reserved. 9 VALUE CREATION AND DIFFERENTIATION

© 2015 Avaya Inc. All rights reserved. 10 VALUE WE ADD FOR CUSTOMERS Clear competitive differentiation • Protect customers’ technology investment • Fast deployment • Open, mobile, scalable Team Engagement • Improved NPS scores • Ease of use for new application deployments • Lower operational costs Customer Engagement • Seamless integration of UC/CC deployment • Ability to roll out new services 1/10 time/resources • Enable speed and scale of cyber-security Networking Flexible deployment models via public, private or hybrid cloud

© 2015 Avaya Inc. All rights reserved. 11 WHY WE WIN • No software-only solution • No fabric • No engagement platform • Not multi-platform • Proprietary • Less extensible • Cannot embed technology into 3rd party applications • Less compelling ROI • Cisco consumes at least 50% more bandwidth • Higher total cost of ownership • Complementary to Lync and Skype • UC only (lacks a full stack) • No engagement platform • Less reliable • Less scalable • Cannot embed technology into 3rd party applications • Less extensible • Proprietary • Not multi-platform • Microsoft consumes at least 60% more bandwidth • Higher total cost of ownership • CC only (lacks a full stack) • No engagement platform • Time-to-implement: years vs. days • No single workflow to integrate assets from other vendors • High training and custom development costs • Proprietary – requires Genesys specific development skills

© 2015 Avaya Inc. All rights reserved. 12 Professional Services Customer Care FOCUSED ON CUSTOMER BUSINESS CHALLENGES Technical Trends  Cloud  Cybersecurity  New wave of CC  Analytics  Open, mobile  Google in the enterprise  Networking enabled Business Trends  Increased profitability  Agility & productivity  Customer experience/NPS  The Millennials  Preference of consumption model  BYOD  Corporate dis-aggregations Public, Private & Hybrid Cloud Team Engagement Customer Engagement Fabric Networking

© 2015 Avaya Inc. All rights reserved. 13 WHAT CUSTOMERS ARE SAYING Avaya enables enterprises to move with 10x speed “We gave [Avaya Engagement Development Platform] to the development team and literally two days later, we had video inside our mobile app.” Evan Davis, VP of Engineering Teleperformance “The reliability and performance difference between the two networks was like night and day. We went from a system that sent us in the zone to fear the worst to something that is not only stable but surpassed my expectations.” Edewaa Foster, Gaming Commissioner Black Oak Casino Resort “I’m not an engineer, but I was dragging and dropping, building a whole workflow for a Web calling service, saying, ‘When this happens, play this IVR message.’ I recorded the message myself, put that in there … and in about two minutes we had a Web calling service Snap-In.” Daniel Bergan, Head of Strategy and Transformation Westpac “Avaya was a perfect match for what all of our business requirements were, all of our technical requirements, and most importantly, where the company is going.” Doug Crawford, VP, Global Network Services Warner Bros. Entertainment

© 2015 Avaya Inc. All rights reserved. 14 A BROAD & DIVERSE CUSTOMER BASE Relevance across industries and verticals

© 2015 Avaya Inc. All rights reserved. 15 SERVING A LARGE GLOBAL MARKET Note: Sources – [1] Dell’Oro Group; [2] Gartner, Inc.; [3] T3i Group; [4] Frost & Sullivan; [5] IntelliCom Analytics *Avaya internal estimate 2014 SUB-MARKETS: Rank Share Unified Communications [1] 2 23% Telephony Systems [1] 1 21% SME Telephony Systems [1] 1 25% Unified Messaging [3] 1 39% Mobile Voice and UC Client [4] 3 16% Contact Center/ACD [2] 1 26% Fabric-Based Networking* Leader* Voice Maintenance Services [5] 1 10% TEAM ENGAGEMENT CUSTOMER ENGAGEMENT FABRIC-BASED NETWORKING SERVICES

© 2015 Avaya Inc. All rights reserved. 16 -10.2% -8.2% -4.5% -6.6% Market Change (Revenue) Avaya Reported Revenue Change 18.5 18.0 16.8 17.1 19.8 22.0 19.7 19.5 19.8 0 5 10 15 20 25 DIVERSIFYING FROM ENTERPRISE UC UC market has been in transition for several years Avaya Total Revenue Declined Less Than UC Market Avaya Maintained Line Share Avaya Enterprise Telephony Revenue Share Avaya PBX Line Share Q2 FY‘15 Q2 FY‘14 Q1 FY‘15 Q3 FY‘14 16.6 Q4 FY‘14 Source: Frost & Sullivan, Enterprise Communications Platform and Endpoints Market Source: Infonetics Research >50% +12% +3% +2% +2% Fabric-based Networking Customer Care Cloud Professional Services Contact Center $2B $15B $7B $6B $3B CAGR (13-18) 2016 Served -1% UC Midmarket $7B Avaya Diversified to Grow 2014 2015 Note: *CAGRs and Served Market Estimates are Avaya company market estimates based on inputs from IDC, TechAisle, Dell’Oro Group Gartner, T3i Group, MZA, Ltd, Wainhouse Research, Frost & Sullivan, & IntelliCom Analytics  Legacy UC market in decline  Avaya reduced UC exposure via diversification  Line share has been maintained  Investments focused on growth

© 2015 Avaya Inc. All rights reserved. 17 INITIATIVES FOCUSED ON GROWTH OPPORTUNITIES Products CONTACT CENTER  Omnichannel workflow automation  Leverage UC/CC convergence  Refresh cycle underway  Cloud & Managed Services migration  New quick start offers MIDMARKET  Fully scalable portfolio  New offerings  Premise and cloud  New partners  New economics NETWORKING  Unique offerings  Cloud attachment  Midmarket attachment  Theater aligned specialists  Focus on campus and branch  Specialized by vertical  New compensation

© 2015 Avaya Inc. All rights reserved. 18 INITIATIVES FOCUSED ON GROWTH OPPORTUNITIES Services CUSTOMER CARE  New commercials – Enterprise license agreement  Improved renewal practices  Increasing POS attach  Software model governance  Partner model evolution CLOUD  Drive from overlay to theaters  Focus on target deal size  Improve cycle times  New offers  UC/CC convergence  New sales compensation plan PROFESSIONAL SERVICES  New prepackaged offers  Higher attach rates  Improved regional staff deployment  New sales compensation plan

© 2015 Avaya Inc. All rights reserved. 19 New Offers • Flexible packaging • Full stack solution • Unique partner value • First 10 partners signed FY‘16 BEGINS NEW PRODUCT CYCLE Enterprise • Leader in Gartner magic quadrants: • Corporate Telephony (10th year) • Unified Communications (7th year) • Contact Center Infrastructure (15th year) Midmarket • Leader in Gartner magic quadrant • Unified Communications for Midsized Enterprises in North America • First magic quadrant focused on midsized businesses • Comprehensive UC and CC portfolio New Products Aura 7, Elite 7, SBC 7, EDP 3.1 • Simplification • Scale • Security • Software

© 2015 Avaya Inc. All rights reserved. 20 INVESTMENTS AND M&A COMPLEMENT R&D Driving increased integration and accelerating product relevance

© 2015 Avaya Inc. All rights reserved. 21 GO-TO-MARKET INVESTMENTS  FY‘15 sales investment was 2% of reported revenue above target model level  Rebuilt direct coverage in enterprise  Evolving consultative services mix with movement to OpEx/Cloud models  Driving midmarket opportunities  Aligning partner programs to growth Transformation of coverage models to drive growth

© 2015 Avaya Inc. All rights reserved. 22 PARTNERSHIPS DRIVE OPPORTUNITY Aligned with IT leaders

© 2015 Avaya Inc. All rights reserved. 23 LEADING INDICATORS  Total demand grew 1% YoY  Recurring revenue mix and average contract term increasing  Q4 FY‘15 YoY bookings growth – US and Americas International – Cloud & Managed Services – Contact Center Longer-term customer commitments drive demand $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Q1 FY'14 Q2 FY'14 Q3 FY'14 Q4 FY'14 Q1 FY'15 Q2 FY'15 Q3 FY'15 Q4 FY'15 Total Demand Under Contract ($M) Note: Amounts in constant currency.

© 2015 Avaya Inc. All rights reserved. 24 DELIVERING UNMATCHED SOLUTIONS  Best-in-class Net Promoter Scores  Operational cost savings in excess of $1B for enterprise contact centers  Scale for new, growth companies  Reliable foundation for public safety (911, 311, 112)  Breakthrough innovation to serve customers – Workflow automation through existing infrastructure – Fabric networks to speed deployment Avaya can help customers achieve:

25 © 2015 Avaya Inc. All rights reserved. CUSTOMER SUCCESS Pierre-Paul Allard Senior Vice President Worldwide Sales and President Global Field Operations

© 2015 Avaya Inc. All rights reserved. 26 BURJ KHALIFA Avaya Business Value  Business continuity for the most complex environment in the world  Security - Separation of services - Multi-tenancy support  Breakthrough speed to delivery and services Breakthrough speed to deploy; tallest fabric ever built

© 2015 Avaya Inc. All rights reserved. 27 MICHIGAN STATE UNIVERSITY Avaya Business Value  New value, beyond the telephony platform  Simple solutions for straight-forward, fast development  Business-impacting results Turning students into application developers

© 2015 Avaya Inc. All rights reserved. 28 TELEPERFORMANCE Avaya Business Value  Breakthrough speed in hours vs. years – Delivered in 2 days; Competitor struggled for 2 years  Enabling mobile applications to interact with CRM  Enhancing CRM with mobile applications Confidence and speed to results

29 © 2015 Avaya Inc. All rights reserved. RECENT RESULTS & REVENUE INSIGHT Dave Vellequette Senior Vice President and Chief Financial Officer

© 2015 Avaya Inc. All rights reserved. 30 FINANCIAL RESULTS ($M constant Fx) Non-GAAP Q4 FY‘14 Actual Q3 FY‘15 Actual Q4 FY‘15 Actual Revenue $1,091 $996 $1,008 Gross Margin % 60% 60% 62% Oper Expense % 40% 43% 42% Oper Income % 21% 16% 20% EBITDA $ $265 $209 $246 EBITDA % 24% 21% 24% Q4 FY‘15  Grew revenue sequentially  Record gross margins  Strong EBITDA performance  Executed against operational improvement objectives  $91M free cash flow for FY‘15 Q1 FY‘16 Guidance  Revenue $980M - $1,020M  EBITDA 22% - 25%

© 2015 Avaya Inc. All rights reserved. 31 YEAR-OVER-YEAR REVENUE  H2 FY‘14: professional services management identified $48M of aged professional services projects in backlog  Q4 FY‘14: $31M aged projects recognized for revenue; Q1 FY‘15: $17M aged projects recognized for revenue $0 $200 $400 $600 $800 $1,000 $1,200 Q4 FY‘15 was 5% lower than Q4 FY‘14 normalized for professional services Q4 FY‘14 $1,091 Q4 FY‘14 $1,060 Q4 FY‘15 $1,008 ($31M) Aged PS Backlog Normalization -8% -5% Note: Historical amounts in constant currency. ($M)

© 2015 Avaya Inc. All rights reserved. 32 REVENUE DECLINE DECELERATES: APPROACHING STABILIZATION *Normalized for aged PS project backlog closure; FY‘16 represents midpoint of guidance. Year-over-year change in constant currency Q1 Q2 Q3 Q4 FY‘14 (6%) (2%) (6%) (6%)* FY‘15 (5%)* (3%) (2%) (5%)* FY‘16 (3%)*

© 2015 Avaya Inc. All rights reserved. 33 EVOLVING REVENUE COMPOSITION Shift to software and services Commentary:  Software & Services: – Q1 FY‘13 67% vs. Q4 FY‘15 72%  Recurring revenue: – Q1 FY‘13 44% vs. Q4 FY‘15 50%  Maintenance stabilized  Cloud & Managed Services growing  Average contract term has increased – Maintenance ~17 month term – Cloud and Managed Services ~39 - 42 month term % of Revenue 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% FY'13 FY'14 FY'15 Hardware Services Software Note: Recurring revenues includes maintenance, private cloud & managed services, and upgrade advantage.

© 2015 Avaya Inc. All rights reserved. 34 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% FY'13 FY'14 FY'15 FLAGSHIP REVENUE INCREASING Flagship exceeds core for the first time for the full year Q4 FY‘15 % of Total Flagship 49% Core 43% Legacy 8% Note: Flagship includes: Video, Avaya Aura®, IP Office, leading edge Contact Center, Wireless LAN, SBC, Ethernet/fabric switching, Avaya professional services, Avaya cloud and Avaya managed services Core includes: phones, gateways, servers, core contact center, and other managed and maintenance support services Legacy includes: legacy Nortel and Tenovis, excluding Networking

© 2015 Avaya Inc. All rights reserved. 35 REVENUE CHANGES Full year FY‘15 revenue details *In constant currency and normalized for aged PS project backlog closure **Q4 FY‘15 vs Q4 FY‘14 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 FY'14 FY'15 FY15 vs FY14 Commentary Networking Products (3%) Networking grew 5% in Q4 FY‘15; fabric growing significantly faster** UC Products (8%) UC business transitioning CC Products +3% CC grew 6% in Q4 FY‘15**; refresh cycle beginning Professional Services +3% PS growing with market Cloud & Managed Services +8% Cloud grew 11% in Q4 FY‘15** Maintenance (5%) Maintenance stabilized for 3 consecutive quarters

© 2015 Avaya Inc. All rights reserved. 36 UC BUSINESS TRANSITIONING $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 FY'14 FY'15 Software Hardware $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 Q4 FY'13 Q4 FY'14 Q4 FY'15 Total Private Cloud Services Under Contract Hardware to Software Shift to Cloud & Managed Services Enterprise to Midmarket  Fully scalable portfolio  New offerings  Premise and cloud  New partners  New economics Note: all amounts in constant currency

© 2015 Avaya Inc. All rights reserved. 37 MAINTENANCE BASE STABILIZED $0 $50 $100 $150 $200 $250 $300 $350 $400 Q4 FY'14 Q1 FY'15 Q2 FY'15 Q3 FY'15 Q4 FY'15 Recurring Maintenance Revenue ($M) Initiatives For Growth: New commercials – Enterprise license agreements  Improved renewal practices Increasing POS attach Software model governance Partner model evolution Note: Amounts in constant currency.

© 2015 Avaya Inc. All rights reserved. 38 NETWORKING GROWTH ACCELERATING 0 50 100 150 200 250 300 350 400 450 $0 $10 $20 $30 $40 $50 $60 Q1 FY'14 Q2 FY'14 Q3 FY'14 Q4 FY'14 Q1 FY'15 Q2 FY'15 Q3 FY'15 Q4 FY'15 N u mb e r o f D e p lo yment s R e v e n u e ($ M ) Fabric-Based Solutions Traditional Solutions Fabric Deployments Transition from prior generation products nearly complete Newest generation networking products grew 52% YoY in FY‘15 Note: Amounts are as reported.

© 2015 Avaya Inc. All rights reserved. 39 ILLUSTRATION: REVENUE INFLECTION SCENARIO $3,000 $3,200 $3,400 $3,600 $3,800 $4,000 $4,200 FY‘15 Revenue $4,050M UC decline Q4 FY‘15 TRENDLINE $85M CC +5% Networking +10% Cloud +10% PS +3% FY‘16 EXECUTION INITIATIVES $80M Midmarket Go-to- Market Productivity Revenue -$120M Note: For Illustrative purposes only – not intended as guidance.

40 © 2015 Avaya Inc. All rights reserved. OPERATIONAL OPTIMIZATION Jim Chirico Executive Vice President, Business Operations

© 2015 Avaya Inc. All rights reserved. 41 MULTI-YEAR TREND OF OPERATIONAL IMPROVEMENTS Track record of execution Solid Gross Margin Performance 40% 45% 50% 55% 60% 65% Product Service Total FY'10 FY'15 0% 5% 10% 15% 20% 25% FY'10 FY'15 FY'10 FY'15 Significant EBITDA % Increase Note: All amounts are as reported.

© 2015 Avaya Inc. All rights reserved. 42 AVAYA 2010-2015 Business Operations role, reporting to CEO established in 2009  Structured and fact-based  analyze trends, address root causes, set targets based on benchmarks  New operating models  best-in-class process and structure with culture of accountability  Systematic  sustainable changes underpinned by automation, standardization and high quality  Leadership  bring in experts, accelerate change, drive through cross functional alignment  Measured & controlled  sequenced improvements, managed the details, balanced the business risk Key Outcomes  1070 bps gross margin expansion  650 bps EBITDA margin increase  28% cost reduction ($1.1B)  35% headcount reduction  30% improvement in productivity Keys to Success Drive continuous Improvements YoY

PERFORMANCE SCORECARD



Gross Margin %
65%
60%
55%
50%
45%
49.8%
52.6%
54.0%
55.9%
58.9%
60.5%
FY10
FY 11
FY12
FY13
FY14
FY15



Cost Structure $M
4,500
4,000
3,500
3,000
2,500
2,000
1,500
3,655
3,890
3,646
3,320
2,994
2,796
FY10
FY 11
FY12
FY13
FY14
FY15



Headcount
20,000
16,000
12,000
8,000
4,000
18,925
18,590
16,951
14,281
13,005
11,702
FY10
FY 11
FY12
FY13
FY14
FY15



EBITDA $, %
1,200
1,000
800
600
400
200
0
30%
20%
10%
795
971
971
943
898
900
15.6%
17.5%
18.8%
20.0%
20.5%
22.1%
FY10
FY 11
FY12
FY13
FY14
FY15
EBITDA $M
EBITDA %

Operational improvement and complexity reduction at or near BIC

Operational Improvements

Metric	FY10	FY11	FY12	FY13	FY14	FY15	BIC
Collection Efficiency %	92%	95%	96%	96+%	96+%	97%	95%
NPS (YE)	--	-	32	41	50	56	55-60
OCOGS % of Rev	$388 / 14.0%	$317/ 10.6%	$274 10.2%	$235/ 10.1%	$194/ 9.0%	$183/ 9.0%	9.0%
Continuous Eng. $M	$83	$73	$61	$49	$40	$35	-
Warehousing $M	$27	$23	$20	$18	$18	$17	-
Inventory $M	$212	$166	$148	$124	$96	$78	-
Inventory Turns	6.3X	7.1X	7.3X	7.3X	7.6X	9.1X	12X-14X
On-Time-Ship %	86%	87%	92%	93%	94%	95%	95%
Ocean/Air Mix %	29%	58%	50%	83%	83%	85%	83%
Supply Chain Cost %	6.5%	5.3%	4.7%	4.5%	4.1%	3.9%	4.0%
Services SC Cost %	3.0%	1.4%	1.7%	1.3%	1.1%	1.1%	1.2%
Web Adoption %	4%	11%	42%	77%	88%	91%	90%

Complexity Reduction - RE Footprint

Metric	FY10	FY11	FY12	FY13	FY14	FY15	BIC
Facilities	276	239	229	195	175	170	-
Sq. Ft. (000)	8128	6294	6116	3920	3510	2977	-
Sq. Ft. / employee	430	337	361	274	269	256	238

Expense to Revenue (E/R)

Metric	FY10	FY11	FY12	FY13	FY14	FY15	BIC
E/R %	72.2	70.1	70.6	70.5	68.5	68.2	-
G&A %	6.9%	6.9%	6.2%	6.7%	6.7%	6.7%	5-6%
Fixed Cost % of Revenue	47%	46%	44%	44%	41%	39%	

Financial Profitability

Metric	FY10	FY11	FY12	FY13	FY14	FY15	BIC
SGM %	46.4%	48.2%	50.2%	52.8%	55.8%	57.6%	57-59%
PGM %	52.8%	56.5%	57.4%	58.9%	61.1%	63.3%	65-68%

Employee Productivity (YE)

Metric	FY10	FY11	FY12	FY13	FY14	FY15	BIC
Rev / Employee	$270K	$298K	$311K	$330K	$335K	$350K	$380k
EBITDA / Employee	$42K	$52K	$57K	$66K	$69K	$77K	$100k
% HC LCC	21.2%	23.0%	24.5%	24.8%	23.5%	24.3%	28%
People Cost/EE	$131K	$135K	$135K	$138K	$142K	$137K	-

Note: Illustrative of performance scorecard amounts reflect management metrics for internal use only; LCC % Normalized for O/S (OEFC, Finance, HP LCC HC) example for internal operating purposes.

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NEXT STAGE OF OPERATIONAL IMPROVEMENT

Leveraging proven management system

EMPHASIS AREA	KEY LEVERS	OUTCOME	SAVINGS
Systems	‣ **Realization of FY'15 actions** ‣ **Automation** capabilities for quoting, pricing, renewals and cycle-time improvement ‣ **New sales tools** to increase engagement time with customers	‣ Improved ease of use, renewal rates ‣ Increased speed of commerce, and efficiencies of front-end process	**$10M – $20M**
Margin Expansion	‣ Leverage our **variable vs. fixed** cost structure ‣ Optimize **operational performance -** value pricing ‣ Implement **software industry best practices** ‣ **Compensation** aligned with software and services business	‣ Better predictability on EBITDA ‣ Accretive to current margins ‣ Sustainable margins	**$20M – $40M**
Operational Optimization	‣ **Sales Transformation:** Retool at all levels and increased productivity ‣ **Process Redesign:** Quote to cash, renewals process, distributor optimization ‣ **Organizational Redesign:** Workforce transformation	‣ Reduction in selling cost ‣ Fewer redundancy and overlay structures ‣ Next generation workforce aligned with Stage III transformation	**$30M – $50M**

Increased gross margin, lower operating expenses and higher revenue → $60M – $110M annualized savings

Operational Improvement stage has lower upfront cash outlays relative to history

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45 © 2015 Avaya Inc. All rights reserved. FY‘16 EBITDA OUTLOOK Dave Vellequette Senior Vice President and Chief Financial Officer

© 2015 Avaya Inc. All rights reserved. 46 $500 $600 $700 $800 $900 $1,000 $1,100 Unrealized Savings from FY‘16 Activities FY‘16 Expected Cash Requirements FY‘16 BUSINESS MODEL DRIVES EBITDA EXPANSION At $4.0B revenue, FY‘16 EBITDA outlook of $1,000M - $1,025M ≤$870M Unrealized Savings from FY‘15 Actions Potential Savings from FY‘16 Activities FY‘16 EBITDA Outlook FY‘15 Actual EBITDA FY‘16 EBITDA Improvements $1,000M to $1,025M $60M $40M - $65M $20M - $45M Note: FY‘16 EBITDA range assumes exchange rates as of 11/10/15.

© 2015 Avaya Inc. All rights reserved. 47 What You Now Know About Avaya KEY INVESTOR DAY TAKEAWAYS Reinvented: approaching 75% of revenue from software and services 1 Increasingly strong competitive position 2 Demand stabilized and key investments are focused on growing markets 3 Demonstrated EBITDA margin expansion: up >700 basis points since Q4 FY‘10 to 24% in Q4 FY‘15 as reported 4 At $4.0B revenue, FY‘16 EBITDA $1,000M – $1,025M & cash requirements ≤$870M 5 Note: FY‘16 EBITDA range assumes exchange rates as of 11/10/15.

© 2015 Avaya Inc. All rights reserved. 48 © 2015 Avaya Inc. All rights reserved.